EXECUTION COPY

          FIFTH AMENDMENT, dated as of September 10, 1996 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996, the Fourth Amendment and Consent thereto, dated as of July 29, 1996 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").



                      W I T N E S S E T H :



          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower, the Lenders and the Agent wish to increase the Commitments under the Credit Agreement by $10,000,000 and The CIT Group/Business Credit, Inc. (the "New Lender") wishes to become a Lender to provide such increased Commitments under and subject to the terms and conditions of the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

          1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein
(and in the recitals hereto) as defined terms are so used as so defined.

          2. New Lender. (a) From and after the Effective Date, the New Lender shall be a party to the Credit Agreement with a Commitment of $10,000,000 as set forth on Schedule I to the Credit Agreement and, to the extent provided in this Amendment, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof. Without limiting the foregoing, the New Lender shall advance to the Agent on the Effective Date an amount equal to its Commitment Percentage (as set forth on Schedule A hereto) of the aggregate principal amount of all Loans outstanding on such Effective Date and, upon receipt thereof, the Agent shall distribute to the other Lenders their ratable share of such amount.

          (b) The New Lender confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 6.1, the financial statements delivered pursuant to subsection 8.1, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment.

          (c) The New Lender appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and each of the other Loan Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 11 of the Credit Agreement.

          (d) The New Lender agrees that it will perform in accordance with its terms, all of the obligations which by the terms of the Credit Agreement or any of the other Loan Documents are required to be performed by it as a Lender.

          3. Increase in Commitments; Amendment to Schedule I. The aggregate Commitments of the Lenders shall be increased to $85,000,000. To effect such increase, the Borrower, the Lenders and the Agent hereby agree that Schedule I to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof a new Schedule to read in its entirety as set forth in Schedule A hereto.

          4. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

          5. Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") first written above upon satisfaction of the following conditions precedent:

          (i) receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Required
     Lenders, the New Lender and the Agent;

          (ii)  receipt by the Agent, for the account of the New
     Lender, of a duly executed Note reflecting its Commitment substantially in the form of Exhibit A to the Credit
     Agreement; and

          (iii) receipt by the New Lender of any fees required to be paid in connection with this Amendment.

          6. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

          7. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          9.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF
THE STATE OF NEW YORK.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                              AUDIOVOX CORPORATION


                              By:s/Charles M. Stoehr
                                  Name:  Charles M. Stoehr
                                  Title: Sr. V.P. and CFO


                              THE CHASE MANHATTAN BANK,
                                 as Agent and as a Lender


                              By:s/Roland Driscoll
                                 Name: Roland Driscoll
                                 Title: Vice President


                              FLEET BANK, N.A., as a Lender


                              By:s/Michael T. Keenan
                                 Name:  Michael T. Keenan
                                 Title: Vice President


                              THE FIRST NATIONAL BANK OF BOSTON,
                              as a Lender


                              By:s/Brent E. Shay
                                 Name:  Brent E. Shay
                                 Title: Director


                              EUROPEAN AMERICAN BANK,
                                as a Lender


                              By:s/Richard Romano
                                 Name:  Richard Romano
                                 Title: Vice President

                              THE CIT GROUP/BUSINESS CREDIT, INC.
                                as a Lender


                              By:s/Edward A. Jesser
                                 Name:  Edward A. Jesser
                                 Title: Vice President

                   ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgement and Consent is attached.

                                   QUINTEX COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   QUINTEX MOBILE COMMUNICATIONS CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   HERMES TELECOMMUNICATIONS INC.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary/Treasurer


                                   LENEX CORPORATION


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Secretary/Treasurer


                                   AMERICAN RADIO CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Sr. Vice President


                                   AUDIOVOX INTERNATIONAL CORP.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Sr. Vice President


                                   AUDIOVOX HOLDING CORP.


                                   By:s/Chris Lazarides
                                       Name:  Chris Lazarides
                                       Title: President


                                   AUDIOVOX CANADA LIMITED


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   AUDIOVOX ASIA INC.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President


                                   AUDIOVOX LATIN AMERICA LTD.


                                   By:s/Charles M. Stoehr
                                       Name:  Charles M. Stoehr
                                       Title: Vice President
                                   Dated as of September 10, 1996

                                                      SCHEDULE A
                                               TO FIFTH AMENDMENT

                                                       SCHEDULE I



                           COMMITMENTS

          Lender                               Commitment      Percentage

The Chase Manhattan Bank                         $30,000,000       35.30%

Fleet Bank, N.A.                                 $20,000,000       23.53%

The First National Bank of Boston                $15,000,000       17.65%

European American Bank                           $10,000,000       11.76%

The CIT Group/Business Credit, Inc.              $10,000,000       11.76%

     Total                                       $75,000,000      100.00%